                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  John H. Bryan
                                           --------------------------------
                                           John H. Bryan


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Michael E. Murphy
                                           -----------------------------------
                                           Michael E. Murphy


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Donald J. Franceschini
                                           -------------------------------------
                                           Donald J. Franceschini


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  C. Steven McMillan
                                           ------------------------------------
                                           C. Steven McMillan


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Paul A. Allaire
                                           -----------------------------
                                           Paul A. Allaire


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Frans H.J.J. Andriessen
                                           ---------------------------------
                                           Frans H.J.J. Andriessen


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Duane L. Burnham
                                           --------------------------------
                                           Duane L. Burnham


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Charles W. Coker
                                           -----------------------------
                                           Charles W. Coker


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Willie D. Davis
                                           -----------------------------
                                           Willie D. Davis


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Allen F. Jacobson
                                           -----------------------------
                                           Allen F. Jacobson


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Vernon E. Jordan, Jr.
                                           ------------------------------------
                                           Vernon E. Jordan, Jr.


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  James L. Ketelsen
                                           -------------------------------
                                           James L. Ketelsen


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Hans B. van Liemt
                                           -------------------------------
                                           Hans B. van Liemt


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                            /s/  Joan D. Manley
                                            ------------------------------
                                            Joan D. Manley


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Newton N. Minow
                                           -------------------------------
                                           Newton N. Minow


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Sir Arvi H. Parbo A.C.
                                           ----------------------------------
                                           Sir Arvi H. Parbo A.C.


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Rozanne L. Ridgway
                                           -------------------------------
                                           Rozanne L. Ridgway


Dated:  October 26, 1995

                               POWER OF ATTORNEY



           KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints each of Janet Langford Kelly and Kathleen M. Cronin, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 in connection with the issuance of up to 25,000,000 shares of Common Stock of Sara Lee Corporation pursuant to the 1995 Long-Term Incentive Stock Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                           /s/  Richard L. Thomas
                                           --------------------------------
                                           Richard L. Thomas


Dated:  October 26, 1995